November 2019 Third Quarter Earnings Presentation Exhibit 99.3

Forward-Looking Statements As used in this presentation, “Accel” refers to Accel Entertainment, Inc., “Pace” refers to TPG Pace Holdings Corp. and the “Business Combination” refers to the combination of Pace with Accel as consummated on November 20, 2019. This presentation includes “forward-looking statements.” Forward-looking statements may be identified by the use of words such as "forecast," "intend," "seek," "target," “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions (or negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include projected financial information. Such forward-looking statements with respect to revenues, earnings, performance, strategies, synergies, prospects, and other aspects of the businesses of the combined company after completion of any business combination are based on currently available information and current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to: (1) litigation related to the Business Combination; (2) the inability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, and the ability of the combined business to grow and manage growth profitably; (3) the inability to successfully retain or recruits officers, key employees, or directors following the Business Combination; (4) effects on Accel’s public securities' liquidity and trading; (5) the market's reaction to the Business Combination; (5) the inability to continue to satisfy the NYSE's listing standards following the consummation of the Business Combination; (6) the lack of a market for Accel's securities; (7) Accel's financial performance following the Business Combination; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that Accel may be adversely affected by other economic, business, and/or competitive factors; and (11) other risks and uncertainties indicated from time to time in documents filed or to be filed with the Securities and Exchange Commission ("SEC"). Accordingly, forward-looking statements, including any projections or analysis, should not be viewed as factual and should not be relied upon as an accurate prediction of future results. The forward-looking statements contained in this presentation are based on our current expectations and beliefs concerning future developments and their potential effects on the Accel. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in the definitive Proxy Statement / Prospectus on Form S-4 filed by Accel with the SEC, as well as Accel’s other filings with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Accordingly, you should not put undue reliance on these statements. Industry and Market Data In this presentation, Accel relies on and refers to information and statistics regarding market shares in the sectors in which Accel competes and other industry data. Accel obtained this information and statistics from third-party sources, including reports by market research firms. Accel has supplemented this information where necessary with information from discussions with Accel’s customers and their own internal estimates, taking into account publicly available information about other industry participants and Accel’s management’s best view as to information that is not publicly available. Use of Non-GAAP Financial Measures This presentation includes non-GAAP financial measures, including Adjusted EBITDA, Adjusted Net Income, and Unlevered Free Cash Flow. Adjusted EBITDA is calculated as revenue less gaming taxes, revenue sharing, and SG&A expenses. Unlevered Free Cash Flow (“FCF”) is calculated as Adjusted EBITDA less total capital expenditures. Accel’s Adjusted Net Income is adjusted for tax-effected route amortization expense, stock based compensation, and other expenses. Adjusted Net Income is used for Accel’s P/E ratios. Management believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Accel’s financial condition and results of operations. Management believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. Other companies may calculate non-GAAP measures differently, and therefore the non-GAAP measures of Accel included in this presentation may not be directly comparable to similarly titled measures of other companies. Important Information

# Introduction to Accel

## High Quality Service Company in Gaming Vertical



**Accel owns and operates more than 10,300 Video Gaming Terminals across 2,290 third-party licensed establishments in Illinois. Accel operates more VGTs than all 10 Illinois casinos combined and expects to add ~900 VGTs in 2020, the equivalent of an entire Illinois Casino**

## Strong Track Record of Growth



Annual Adjusted EBITDA
$mm
65% CAGR
5
19
26
33
47
64
88
2013A
2014A
2015A
2016A
2017A
2018A
9M 2019 Annualized (PF GRJ) (1)

## Contracted, Recurring Revenue

**8 Year** Contracts

Average Residual Contract Length: **7.0 Years**(2)

**98%** Contract Renewal Rate

Backlog of contracted locations waiting to go-live

## Disciplined Stewards of Capital

Balance Sheet Strength

Conservative Net Leverage

**20%** Corporate ROICs(3)

Recent legislation provides significant embedded opportunity for additional growth

1. 9M 2019 Annualized represents a full 9 month impact of the Grand River acquisition → reported 9M 2019 results will be lower due to only partial contribution from Grand River following closing on September 17, 2019
2. Average residual contract length is pro-forma for the Grand River Jackpot acquisition.
3. ROIC defined as operating profit after tax divided by average invested capital as of LTM Q2 2019

Note: With respect to Non-GAAP financial measures, see page 2 "Use of Non-GAAP Financial Measures" under Important Information

ACCEL ENTERTAINMENT, INC. 3

Q3 2019 Update Locations VGTs Revenue Adj. EBITDA Capex M&A Transaction Value 1,551 7,001 $241M $47M $20M $10M Standalone: 1,838 w/GRJ: 2,290 Standalone: 8,448 w/GRJ: 10,346 $303M $59M $20M $105M Standalone: +19% w/GRJ: +48% Standalone: +21% w/GRJ: +48% +26% +26% +1% 9M 2018 9M 2019(1) % Change Strong growth with limited capex Includes Grand River Jackpot results following closing between September 17, 2019 and September 30, 2019. Note: With respect to Non-GAAP financial measures, see page 2 "Use of Non-GAAP Financial Measures" under Important Information Adj. EBITDA growing at same rate as revenue despite 3% tax rate increase in Q3 2019

Key KPIs – Industry-Leading Growth Locations (#) Revenue ($mm) Video Gaming Terminals (“VGTs”) (#) Adjusted EBITDA ($mm)(2) Average Hold per Day ($)(1) Average Remaining Contract Length 1. Hold Per Day (HPD) calculated as net terminal income / days per measurement period / average # of VGT’s 2. Adjusted EBITDA is calculated as revenue less gaming taxes, revenue sharing, and SG&A expenses Note: With respect to non-GAAP financial measures, see page 2 “Use of Non-GAAP Financial Measures” under “Important Information” Reported HPD Pro Forma Accel (w/GRJ) Standalone Accel Pro Forma Accel (w/GRJ)

Accel Revenue Growth Outstripping Industry at Large Year over Year Revenue Growth (%) Accel has grown revenue well in excess of the broader industry over the last two years Source: Accel management, SunTrust Robinson Humphrey Research, Illinois Gaming Board.

Strong Free Float and Capitalization Ownership at Close Pro-Forma Capitalization (As of Closing) Reached 98% of voting shares voting in favor Initial Enterprise value of approximately $1.0 Billion Merger closed on November 20, 2019 Public currency and strong balance sheet enable Accel’s growth plans, including organic growth and M&A Highlights of Accel Merger with TPG Pace Holdings 77 million shares outstanding 1. Cash & Other Investments includes $30mm convertible note as of closing. 2. Accel has $50 million of availability under revolving credit facility and $65 million of availability under additional term loan facility as of closing.

Accel has a Straightforward Value Creation Plan Execute on Backlog to Deliver Growth Benefit from Gaming Expansion Bill Invest for Sustained Growth Use Strong Balance Sheet Accel is executing on its strategic vision to drive value creation for shareholders New Locations Competitor Conversion Refill backlog with new sales M&A Synergies 6th VGT per Location Higher Bet Limits Accretive M&A New States New Products Accretive M&A Share Buybacks Dividends YTD 2019 Accomplishments

Historical Financial Summary 1. Video Gaming Expenses includes Illinois state gaming taxes, Scientific Gaming revenue sharing, and Location revenue sharing. Note: With respect to Non-GAAP financial measures, see page 2 "Use of Non-GAAP Financial Measures" under Important Information and page 11 "Non-GAAP to GAAP Reconciliation.” Adjusted EBITDA and Adjusted Net Income are non-GAAP financial measures that may not be comparable to other similarly titled measures of other companies. Accel does not consider these non-GAAP measures in isolation or as an alternative to similar financial measures determined in accordance with GAAP.

Accel – Pro Forma Summary Balance Sheet 1. Source: Exhibit 99.3 (Unaudited Pro Forma Condensed Combined Financial Information) of 8-K filed by Accel with the SEC on 11/25/2019.

Non-GAAP to GAAP Reconciliation 1. Stock-based compensation consists of options, restricted stock units and warrants 2. Calculated by excluding the impact of the non-GAAP adjustments from the current period tax provision calculations Note: With respect to Non-GAAP financial measures, see page 2 "Use of Non-GAAP Financial Measures" under Important Information

Illustrative Fully Diluted Share Count 1. 5 million Class A-2 earnout shares vest in 3 equal tranches (1.7mm shares each). Earnout triggers: 1) $132mm 2021 EBITDA or $12.00 share price; 2) $152mm 2022 EBITDA or $14.00 share price; and 3) $172mm 2023 EBITDA or $16.00 share price 2. Assumes treasury share method for warrants